                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549
                                                ---------------------------------------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): February 20, 2002 (February 7, 2002)
------------------------------------------------------------------------------------------------------------------------------------------------

                                                  INNOVATIVE CLINICAL SOLUTIONS, LTD.
------------------------------------------------------------------------------------------------------------------------------------------------
                                        (Exact name of registrant as specified in its charter)

                                                               Delaware

-----------------------------------------------------------------------------------------------------------------------------------------------
                                            (State or other jurisdiction of incorporation)

                          0-27568                                                               65-0617076
------------------------------------------------------------------------------------------------------------------------------------------------
                                     (Commission File Number) (IRS Employer Identification Number)

                                          10 Dorrance Street, Suite 400, Providence, RI 02903
------------------------------------------------------------------------------------------------------------------------------------------------
                                               (Address of principal executive offices)

                                                            (401) 831-6755
------------------------------------------------------------------------------------------------------------------------------------------------
                                         (Registrant's telephone number, including area code)

                                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------------------
                                     (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

         On February 7, 2002, Innovative Clinical Solutions, Ltd. (the "Registrant") consummated the sale of its wholly owned subsidiary, Clinical Studies, Ltd. ("CSL") pursuant to the Agreement and Plan of Merger dated October 31, 2001 by and among the
Registrant, CSL, Comprehensive Neuroscience, Inc., a Delaware corporation ("CNS") and CNS Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of CNS ("Acquisition Sub", and together with the Registrant, CSL and CNS, the "Merger Parties"), as amended by that certain First Amendment to Agreement and Plan of Merger dated as of December 31, 2001 by and among the Merger Parties and as further amended by that certain Second Amendment to Agreement and Plan of Merger dated as of February 6, 2002 (collectively, the "Merger Agreement").  The sale of CSL was completed by a merger of Acquisition Sub with and into CSL with CSL surviving as a wholly owned subsidiary of CNS (the "Merger").  In exchange for its shares of CSL stock, ICSL received 22,374,060 shares of the
Common Stock of CNS.  In addition, 1,630,735 shares of CNS Common Stock have been reserved for issuance upon exercise of options held by employees of CSL and former employees of ICSSL who have been hired by CNS.  In connection with the Merger, 776,775 shares of CNS
Common Stock were issued in satisfaction of $500,000 of CSL indebtedness.

         Following the Merger, ICSL owned approximately 42.4% of the voting securities of CNS.  Holders of all of the voting securities of CNS prior to the Merger held approximately 46.4% of its voting securities following the Merger.  Approximately 9.8% of the voting securities of CNS following the Merger are owned by purchasers of CNS's Convertible Subordinated Notes in the original principal amount of approximately $3.3 million.  Of the 22,374,060 shares of CNS Common Stock received by ICSL in the Merger,
17,129,707 shares are being held in escrow to satisfy ICSL indemnification obligations, if any, pursuant to the Merger Agreement, or to satisfy certain adjustments to the merger consideration based on reductions in CSL's working capital.  In addition, CNS has reserved 10% of its outstanding fully-diluted Common Stock for issuance upon exercise of options, which may be granted to existing and future employees, directors, and consultants of CNS.  The delivery of shares to CNS from the escrow and the exercise of any existing or newly granted options would dilute ICSL's ownership percentage of CNS.  Such dilution may be material.

         The material terms and conditions of the Merger Agreement and the Merger have been described in detail in the Definitive
Information Statement on Schedule 14C filed with the Securities and Exchange Commission ("SEC") on December 11, 2001 and the
Definitive Additional Information Statement Materials on Schedule 14C filed with the SEC on January 9, 2002.

Item 5. Other Events

         Effective immediately, Marvin Moser, M.D. has resigned from the Board of Directors of the Registrant following the consummation of the sale as described above in Item 2.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not Applicable

         (b)      Pro forma financial information

                  To follow within 60 days of the date hereof.

         (c)      Exhibits

         Exhibit 10.1 - Agreement and Plan of Merger dated October 31, 2001 filed as Annex A to the Registrant's Definitive
                           Information Statement on Schedule 14C dated December 11, 2001.

         Exhibit 10.2 - First Amendment to Agreement and Plan of Merger dated as of December 31, 2001 filed as Annex A to the
                           Definitive Additional Information Statement Materials on Schedule 14C dated January 9, 2002.

         Exhibit 10.3 - Second Amendment to Agreement and Plan of Merger dated February 6, 2002

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              INNOVATIVE CLINICAL SOLUTIONS, LTD.

                                                     By:      /s/Michael T. Heffernan
                                                              ----------------------------------------------------------------------
                                                              Michael T. Heffernan
                                                              Chief Executive Officer

Date:  February 20, 2002

                                  Exhibit 10.3

                                                   SECOND AMENDMENT TO AGREEMENT AND
                                                            PLAN OF MERGER
         This Second  Amendment to Agreement  and Plan of Merger (the "Second  Amendment")  is dated as of February 6, 2002.  Reference is hereby made to that certain  Agreement and Plan of Merger by and among  Innovative  Clinical  Solutions,  Ltd.,  ("ICSL"),  Clinical
Studies, Ltd. ("CSL"),  Comprehensive Neuroscience,  Inc. ("CNS") and CNS Acquisition, Inc. ("Acquisition Sub") dated as of October 31,
2001 (as amended by that certain  First  Amendment  to Agreement  and Plan of Merger by and among ICSL,  CSL, CNS and  Acquisition  Sub dated as of December 31,  2001,  the  "Agreement").  Capitalized  terms used herein and not  otherwise  defined  shall have the meaning ascribed to them in the Agreement.
         In connection with the Agreement,  based on discussions  between  representatives  of ICSL, CSL and CNS, the parties agreed to certain  matters with respect to  consummation  of the Merger.  The parties  hereto  acknowledge  and agree that Section  12.7.2 of the
Agreement is of no further force or effect and that Sections 1 through 4 hereof replace such section in its entirety.
         In consideration of the premises and mutual covenants  contained herein,  and for other good and valuable  consideration,  the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:
1.       Additional Representations and Warranties.
         -----------------------------------------
                  (a)      ICSL and CSL hereby  represent  and warrant that (i) the CSL Balance  Sheet as of June 30, 2001, as adjusted to exclude the assets and  liabilities  associated with CSL's oncology  business,  is set forth on Exhibit A
                                                                                                                              ---------
                           attached  hereto;  and (ii) the Net  Working  Capital on such  balance  sheet is  $8,196,423  ("CSL June Net
                           Working Capital").
                  (b)      CNS hereby  represents  and  warrants  that (i) the CNS  Balance  Sheet as of June 30,  2001 is set forth on
                           Exhibit B attached  hereto;  and (ii) the Net Working Capital on such balance sheet is $1,837,000 ("CNS June
                           ---------
                           Net Working Capital").
                  (c)      For purposes  hereof,  "Net Working Capital" with respect to each of CSL and CNS shall mean their respective current assets minus current  liabilities  plus short-term  debt, as each term is referenced on the attached
                                          -----                       ----
                           Balance Sheets and as such Net Working Capital is calculated on Exhibit A and Exhibit B.
                                                                                           ---------     ---------
2.       Working Capital Adjustment Mechanism.
         ------------------------------------
                  (a)      On or before March 31, 2004,  CNS shall  prepare and deliver to ICSL and the Escrow Agent a Balance Sheet as of December 31, 2001 for each of CSL and CNS  (respectively,  the "Final CSL December Balance Sheet" and the
                           "Final CNS December  Balance  Sheet",  and  collectively,  the "Final Balance  Sheets")  (together with such back-up  documentation  as is  reasonably  necessary to assess the accuracy  thereof),  which Final  Balance
                           Sheets  shall  set  forth  the  Net  Working  Capital  for  each  of CSL and  CNS as of  December  31,  2001
                           (respectively,  the "CSL  December Net Working  Capital" and the "CNS  December Net Working  Capital").  The
                           Final Balance Sheets shall reflect  current assets,  current  liabilities and short-term debt as of December
                           31,  2001,  but shall be  adjusted to give pro forma  effect to amounts  actually  earned,  received or paid
                           (e.g.,  earned  deferred  revenue,  accounts  receivable  collections,  settlement  costs or other losses or expenses  incurred in  connection  with  liabilities  relating to,  resulting  from or arising out of events occurring  on or prior to December 31, 2001,  etc.) by CSL or CNS as of the date such Final  Balance  Sheets are prepared as if such amounts had been  earned,  received or paid as of December 31, 2001,  and such Final
                           Balance  Sheets  shall be  independently  assessed by the CNS  independent  auditor  pursuant to  procedures reasonably  specified  by CNS and  reasonably  acceptable  to  ICSL  (the  "Procedures").  For  purposes  of preparing the Final Balance  Sheets,  the parties agree that the amount of $278,136 owed by CSL to CNS shall be  considered  an account  receivable  of CNS as of December 31, 2001 that was  collected in full as of the
                           Effective  Time and such  amount  shall not be  considered  a  liability  of CSL as of  December  31,  2001.
                           Together with the Final Balance  Sheets (or the New Final Balance  Sheets if ICSL shall have objected to the
                           Final Balance Sheets in accordance with Section 2(c) below),  CNS shall deliver to ICSL and the Escrow Agent a certificate  (the  "Working  Capital  Certificate")  signed by its Chief  Executive  Officer and its Chief
                           Financial  Officer setting forth (i) the CSL Working Capital  Deficit or CSL Working Capital  Surplus,  (ii)
                           the CNS Working Capital Deficit or CNS Working  Capital  Surplus,  (iii) the CNS Deficiency and (iv) the CSL
                           Deficiency (each as hereinafter defined).
                  (b)      Within 45 days  following the end of each fiscal  quarter  beginning  with the fiscal quarter ended December
                           31, 2001, and ending on the fiscal quarter ending  September 30, 2003, CNS shall prepare and deliver to ICSL a pro forma  Balance  Sheet as of December  31,  2001 for each of CSL and CNS  (collectively,  the  "Interim
                           Balance  Sheets")  (together  with such  back-up  documentation  as is  reasonably  necessary  to assess the accuracy  thereof),  which Interim  Balance Sheets shall set forth the CSL December Net Working  Capital and the CNS December Net Working  Capital  calculated  as provided in Section 2(a) above.  In the event that CNS fails to deliver such Interim  Balance Sheets to ICSL within such 45-day  period,  ICSL shall be entitled to hire an independent auditor to prepare the Interim Balance Sheets at the sole cost and expense of CNS.
                  (c)      In the event that ICSL disagrees with the  determination of CSL December Net Working Capital or CNS December
                           Net Working  Capital as set forth on the Final Balance  Sheets,  ICSL shall have 45 days in which to provide the CNS independent  auditor,  CNS and the Escrow Agent with written objections to the Final Balance Sheets.
                           Within 30 days of receipt of ICSL's  written  objections to the Final Balance  Sheets,  the CNS  independent auditor shall deliver new Final Balance Sheets  prepared in accordance  with the Procedures  (the "New Final
                           Balance  Sheets") with such changes,  if any, as the CNS independent  auditor has made in response to ICSL's objection(s).  CNS shall provide to ICSL a written  response to each objection raised by ICSL if, and to the extent that, the CNS  independent  auditor does not amend the Final Balance  Sheets in accordance  with such objections.  The New Final  Balance  Sheets as so delivered  shall be  conclusive  as to all parties  absent manifest  error  (i.e.,  an  error  that  is  clear  and  unmistakable,  such as an  erroneous  mathematical calculation).  Upon  receipt  of the New Final  Balance  Sheets,  CNS shall  prepare a new  Working  Capital
                           Certificate (the "New Working Capital Certificate") consistent with the New Final Balance Sheets.
3.       Adjustment of Net Working  Capital.  For purposes of calculating CSL December Net Working Capital,  each contingent  liability
         ----------------------------------
     which is  identified  on Schedule  12.1.4 and each other  liability  which is satisfied  by delivery to CNS of Escrowed  Shares in
                              ----------------
     accordance with Article 12 of the Agreement (or cash in lieu thereof  pursuant to Section 4(f) of the Escrow  Agreement)  shall be excluded (but only to the extent so  satisfied).  For purposes of  calculating  CNS December Net Working  Capital,  each liability which is  satisfied  by delivery to ICSL of shares of New Common  Stock in  accordance  with the  provisions  of Article 12 of the
     Agreement (or cash in lieu thereof  pursuant to Section 12.2.2 of the Merger  Agreement) shall be excluded (but only to the extent so satisfied).
4.       CSL Working Capital Adjustment.
         ------------------------------
                  (a)      The amount,  if any, by which the CSL June Net Working  Capital exceeds the CSL December Net Working Capital as reflected on the Working Capital Certificate or New Working Capital Certificate,  as the case may be (the
                           "CSL  Working  Capital  Deficit"),  shall,  subject  to any  adjustment  pursuant  to Section  5(b)  hereof, constitute a Merger Consideration  Adjustment.  Such Merger Consideration Adjustment shall be satisfied from the Working  Capital  Escrow (as defined in the Escrow  Agreement)  to the extent that there is a sufficient number of Escrowed  Shares in the Working  Capital Escrow to satisfy such Merger  Consideration  Adjustment.
                           The amount, if any, by which the CSL Working Capital Deficit (after any adjustment  pursuant to Section 5(b)
                           hereof)  exceeds the value (based on the CNS Per Share Value) of the Escrowed  Shares in the Working Capital
                           Escrow (the "CSL Working Capital Escrow  Deficiency")  shall  constitute a CNS Loss and shall be an Event of
                           CNS Indemnification.  Notwithstanding  anything in the Agreement to the contrary,  the obligation of ICSL to indemnify CNS shall not terminate  prior to the final  determination  of the CNS Loss, if any, in connection with such CSL Working Capital  Deficit.  Such Event of CNS  Indemnification  shall be satisfied  solely from the  General  Escrow or the  Contingency  Escrow  (each as defined in the Escrow  Agreement),  in the manner specified in the Escrow  Agreement for  satisfaction  of Claims.  Nothing herein is intended to increase the aggregate amount of the indemnification obligations of ICSL or CSL.
                  (b)      In the event that the value (based on the CNS Per Share Value) of the Escrowed Shares  delivered to CNS from the Working  Capital  Escrow,  the General  Escrow and the  Contingency  Escrow  pursuant to Section 4(a) or
                           Section  4(c) hereof is less than the sum of (i) the CSL Working  Capital  Deficit,  if any and (ii) the CNS
                           Working Capital Surplus,  if any (the "CSL Deficiency"),  then such CSL Deficiency shall first be applied to reduce the CNS Working Capital Deficit,  if any, and to the extent any CSL Deficiency remains, to reduce the
                           CSL Working  Capital  Surplus,  if any. To the extent that the CSL Deficiency is greater than the sum of (i)
                           the CNS Working Capital Deficit and (ii) the CSL Working  Capital  Surplus,  CNS shall be entitled to reduce the number of shares of New Common  Stock  otherwise  deliverable  to ICSL with respect to an ICSL Loss by a number of shares of New  Common  Stock  equal in value  (based on the CNS Per Share  Value) to the amount by which the CSL Deficiency exceeds such sum.
                  (c)      The  amount,  if any, by which the CNS June Net Working  Capital is less than the CNS  December  Net Working
                           Capital as reflected on the Working Capital Certificate or New Working Capital Certificate,  as the case may be (the "CNS  Working  Capital  Surplus"),  shall,  subject to  adjustment  pursuant to Section 5(b) hereof, constitute a Merger Consideration  Adjustment.  Such Merger Consideration Adjustment shall be satisfied from the Working  Capital  Escrow (as defined in the Escrow  Agreement)  to the extent that there is a sufficient number of Escrowed  Shares in the Working  Capital Escrow to satisfy such Merger  Consideration  Adjustment.
                           The amount, if any, by which the CNS Working Capital Surplus (after any adjustment  pursuant to Section 5(b)
                           hereof)  exceeds the value (based on the CNS Per Share Value) of the Escrowed  Shares in the Working Capital
                           Escrow shall be a CSL Working Capital Escrow  Deficiency,  which CSL Working Capital Escrow Deficiency shall constitute  a CNS  Loss  and  shall be an Event  of CNS  Indemnification.  Notwithstanding  anything  in the
                           Agreement to the contrary,  the  obligation of ICSL to indemnify CNS shall not terminate  prior to the final determination  of the CNS Loss, if any, in connection with such CNS Working Capital  Surplus.  Such Event of
                           CNS  Indemnification  shall be satisfied  solely from the General Escrow or the Contingency  Escrow (each as defined in the Escrow  Agreement),  in the manner  specified in the Escrow  Agreement  for  satisfaction  of
                           Claims.  Nothing herein is intended to increase the aggregate amount of the  indemnification  obligations of
                           ICSL or CSL.
5.       CNS Working Capital Adjustment.
         ------------------------------
                  (a)      The amount,  if any, by which CNS June Net Working  Capital  exceeds the CNS December Net Working Capital as reflected on the Working  Capital  Certificate or New Working Capital  Certificate,  as the case may be (the
                           "CNS Working Capital Deficit"),  shall, subject to adjustment pursuant to Section 4(b) hereof, constitute an
                           ICSL Loss and shall be an Event of ICSL  Indemnification.  Notwithstanding  anything in the Agreement to the contrary,  the obligation of CNS to indemnify ICSL shall not terminate prior to the final  determination  of the ICSL Loss,  if any, in  connection  with such CNS Working  Capital  Deficit.  Provided that ICSL has not delivered a written  objection  to the Final CNS  December  Balance  Sheet in  accordance  with Section 2(c)
                           hereof,  CNS shall,  within 10 days of the earlier to occur of (a) the  expiration  of the 45-day  objection period  specified in Section 2(c)  hereof,  and (b) receipt by CNS of written  notice from ICSL that it does not object to the Final CNS December Balance Sheet,  deliver to ICSL a certificate for a number of shares of
                           New Common Stock (and without regard to Section  12.3.2(a) of the Agreement)  equal to the lesser of (a) the
                           CNS Working Capital Deficit,  and (b) the difference between $2.0 million and the Market Value of all shares of New Common Stock delivered to ICSL in satisfaction of any other Event of ICSL Indemnification,  in either case,  divided by the CNS Per Share Value.  Nothing  herein is intended to increase the aggregate  amount of
                                  ----------
                           the indemnification obligations of CNS.
                  (b)      In the event that the value  (based on the CNS Per Share  Value) of the shares of New Common Stock issued to
                           ICSL pursuant to Sections 5(a) and 5(c) hereof is less than the sum of (i) the CNS Working Capital  Deficit, if any and (ii) the CSL Working Capital  Surplus,  if any (the "CNS  Deficiency"),  then such CNS Deficiency shall  first be  applied  to reduce  the CSL  Working  Capital  Deficit,  if any,  and to the extent any CNS
                           Deficiency  remains,  to  reduce  the CNS  Working  Capital  Surplus,  if any.  To the  extent  that the CNS
                           Deficiency is greater than the sum of (i) the CSL Working  Capital  Deficit and (ii) the CNS Working Capital
                           Surplus,  CNS shall be entitled to reduce the number of Escrowed Shares  otherwise  deliverable to ICSL with respect to a CNS Loss by a number of Escrowed  Shares  equal in value  (based on the CNS Per Share Value) to the amount by which the CNS Deficiency exceeds such sum.
                  (c)      The  amount,  if any, by which the CSL June Net Working  Capital is less than the CSL  December  Net Working
                           Capital as reflected on the Working Capital Certificate or New Working Capital Certificate,  as the case may be (the "CSL  Working  Capital  Surplus"),  shall,  subject to  adjustment  pursuant to Section 4(b) hereof, constitute  an ICSL  Loss and shall be an Event of ICSL  Indemnification.  Notwithstanding  anything  in the
                           Agreement to the contrary,  the obligation of CNS to indemnify  ICSL shall not terminate  prior to the final determination of the ICSL Loss, if any, in connection with such CSL Working Capital  Surplus.  Provided that
                           ICSL has not  delivered a written  objection  to the Final CNS December  Balance  Sheet in  accordance  with
                           Section 2(c) hereof,  CNS shall,  within 10 days of the earlier to occur of (a) the expiration of the 45-day objection period  specified in Section 2(c) hereof,  and (b) receipt by CNS of written notice from ICSL that it does not object to the Final CNS December  Balance Sheet,  deliver to ICSL a certificate  for a number of shares of New Common Stock (and without regard to Section  12.3.2(a) of the  Agreement)  equal to the lesser of (a) the CSL Working Capital Surplus and, (b) the difference  between $2.0 million and the Market Value of all shares of New Common Stock delivered to ICSL in satisfaction of any other Event of ICSL  Indemnification
                           (or the amount of cash paid to ICSL in lieu thereof pursuant to Section 12.2.2 of the Agreement),  in either case,  divided by the CNS Per Share Value.  Nothing  herein is intended to increase the aggregate  amount of
                                  ----------
                           the indemnification obligations of CNS.
6.       Replacement of Escrow Agreement Exhibit and Certain Schedules; Modification of CSL Net Enterprise Value.
         -------------------------------------------------------------------------------------------------------
                  (a)      Exhibit 7.18  attached to this Second  Amendment  supercedes  and fully  replaces  Exhibit  7.18  previously
                           ------------                                                                       -------------
                           attached  to the  Agreement.  Schedules  4.9,  4.12,  4.14.1  and 4.15  attached  to this  Second  Amendment supercede and fully replace Schedules 4.9, 4.12, 4.14.1 and 4.15 previously attached to the Agreement.
                  (b)      For purposes of the  Agreement,  the term "CSL Net Enterprise  Value" shall be modified to mean  $26,121,864 less (i) all  outstanding  CSL Debt on the Closing  Date and plus (ii) any CSL  Cash-on-Hand  on the Closing
                           Date.
7.       Amendment to Article 11 of the  Agreement.  Article 11 of the  Agreement is hereby  deleted in its entirety and the  following
         -----------------------------------------
     is substituted in lieu thereof as if fully stated therein:
                           Notwithstanding   any   investigation   made  by  any  party  to  this   Agreement,   all
                           representations  and  warranties  (a) in  Article  3 made  by any  of  CNS  and  any  CNS
                           Subsidiary and, (b) in Article 4 made by any of ICSL, CSL and any CSL  Subsidiary,  shall survive the Closing or the  termination of this Agreement until the date that is one year after the Closing Date;  provided,  however,  that the  representations and warranties in
                           Sections  3.22 and 4.22 (with respect to Taxes),  shall  survive until the  expiration of the applicable  statute of limitations,  and Section 3.3 (with respect to the issuance of shares of New Common Stock to ICSL),  shall  survive  indefinitely  and the covenants and agreements of the parties herein shall survive until,  pursuant to their terms,  they are no longer  applicable (the last day of the survival  period  specified for each covenant, agreement,  representation  and  warranty  specified  in  clauses  (a) and (b)  above  is referred to herein as the "Survival Date").
8.       Heller Receivables  Financing.  Reference is made to the letter dated December 3, 2001 (the  "Commitment")  advising ICSL that
         -----------------------------
     Heller Healthcare Finance,  Inc. or an affiliate  (collectively  "Heller") has approved a request for financing in accordance with the terms set forth therein and the Term Sheet  attached  thereto.  The Commitment  contemplates  that Heller will establish a $10 million accounts  receivable line of credit (the "Heller  Facility") for CNS (as the "Borrower") upon  consummation of the Merger.
     The Commitment also contemplates  that the proceeds will be used, in part, to replace the Ableco Facility,  which will be effected concurrently  with the closing of the Heller  Facility and the Merger.  The parties  hereto  acknowledge  that,  prior to the date hereof, CSL has paid to Heller a $100,000  non-refundable  deposit (the "Deposit Amount") required by the terms of the Commitment.
     CSL obtained the funds to pay the Deposit  Amount by drawing down the amount  thereof under the Ableco  Facility and, as a result, the Deposit  Amount will  constitute  CSL Debt at the time of the Merger.  The parties hereby agree as follows with respect to the
     Refinancing Costs (as hereinafter defined):
(a)      As used herein, the term "Refinancing Costs" means the $100,000  non-refundable  deposit payable to Heller at the inception of the Heller Facility,  and all other fees, costs and expenses  incurred by ICSL, CSL and/or CNS in connection with the Heller Facility including,  without limitation,  fees and expenses of legal counsel to the Borrower and all amounts  reimbursable to Heller under the Commitment or the definitive  legal documents  relating to the Heller Facility.
(b)      Subject to the  provisions  of Section  8(d) hereof,  from and after the date  hereof,  CNS shall cause to be paid all further
                           Refinancing  Costs,  as  invoiced,  except  that  CNS  shall  not have  responsibility  for  payment  of any
                           Refinancing Costs after the time, if any, at which the Commitment is terminated.
(c)      For  purposes  of  allocating  the  Refinancing  Costs as between the  parties  upon the  closing of the Merger,  CSL shall be allocated  $60,000 of the amount by which the total  Refinancing Costs are anticipated to exceed the Deposit
                           Amount.  In order to  effectuate  the  foregoing  allocation,  it is agreed that the amount of CSL Debt that would otherwise exist on the Closing Date shall be increased by the sum of $60,000.
(d)      Notwithstanding  anything to the contrary  contained  herein,  in the event that the  Commitment is terminated  and the Heller
                           Facility does not close,  ICSL and/or CSL shall pay and be responsible for all Refinancing Costs incurred by
                           ICSL,  CSL and/or CNS. If and to the extent that CNS has paid or  otherwise  incurs any  Refinancing  Costs,
                           ICSL and CSL shall jointly and severally indemnify CNS from and against the same.
9.       Effect of Second  Amendment.  This Second  Amendment is an amendment  and  supplement to (and not a novation of) the Agreement
         ---------------------------
     as well as the schedules  thereto.  Except as specifically  amended by this Second  Amendment,  the Agreement is, and continues to be, in full force and effect as in effect prior to the date hereof.
10.      Amendment.  No  modification  or amendment  hereof shall be effective  unless made in writing and signed by the party  against
         ---------
     which enforcement of such amendment is sought.
11.      Headings and Captions.  The headings and captions of the various  subdivisions  of this Second  Amendment are for  convenience
         ---------------------
     of  reference  only and shall in no way  modify,  or affect,  or be  considered  in  construing  or  interpreting  the  meaning or construction of any of the terms or provisions hereof.
12.      Counterparts.  This  Second  Amendment  may be  executed  in one or more  counterparts,  and by  different  parties  hereto on
         -------------
     separate  counterparts,  each of which shall be deemed an original,  but all of which together  shall  constitute one and the same instrument.
                                                [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, CSL, ICSL, CNS and Acquisition Sub have executed this Supplemental Agreement as of the day and year first above written.

                                            INNOVATIVE CLINICAL SOLUTIONS, LTD.

                                            By:  /s/ Michael T. Heffernan
                                            -----------------------------
                                            Name:    Michael T. Heffernan
                                            Title:   President and Chief Executive Officer

                                            CLINICAL STUDIES, LTD.

                                            By: /s/ Michael T. Heffernan
                                            ----------------------------
                                            Name:    Michael T. Heffernan
                                            Title:   President and Chief Executive Officer

                                            COMPREHENSIVE NEUROSCIENCE, INC.

                                            By: /s/ John P. Docherty
                                            ----------------------------
                                            Name:    John P. Docherty
                                            Title:   President and Chief Executive Officer

                                            CNS ACQUISITION, INC.

                                            By:  /s/ John P. Docherty
                                            -------------------------
                                            Name:    John P. Docherty
                                            Title:            President and Chief Executive Officer

                                                           Escrow Agreement

                  ESCROW AGREEMENT,  dated as of February 7, 2002, among Innovative  Clinical Solutions,  Ltd., a Delaware  corporation
("ICSL");  Comprehensive  Neuroscience,  Inc., a Delaware  corporation  ("CNS");  and Hinckley,  Allen & Snyder LLP, in its capacity as
Escrow Agent  hereunder (the "Escrow  Agent",  which term shall also include any successor  escrow agent  appointed in accordance  with
Section 7(b) hereof).

                  WHEREAS,  the parties  hereto are entering  into this Escrow  Agreement  pursuant to the Agreement and Plan of Merger dated as of October 31, 2001 (as amended,  the "Merger  Agreement"),  among ICSL,  Clinical Studies,  Ltd., a Delaware  corporation and wholly owned  subsidiary of ICSL ("CSL"),  CNS and CNS  Acquisition,  Inc., a Delaware  corporation and wholly owned  subsidiary of CNS
("Acquisition  Sub").  Capitalized  terms used and not otherwise  defined herein shall have the meanings ascribed to them in the Merger
Agreement.

                  WHEREAS,  this Escrow Agreement is designed to implement the provisions of the Merger Agreement pursuant to which the
Escrowed  Shares are being  deposited with the Escrow Agent as security for the  satisfaction  of the  obligations of ICSL to indemnify the CNS Indemnified Persons pursuant to Article 12 of the Merger Agreement or pursuant to Section 4 of the Second Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

Appointment  of Escrow Agent.  The Escrow Agent is hereby  appointed to act as escrow agent  hereunder,  and the Escrow Agent agrees to
----------------------------
act as such.
Escrow Fund and Escrow Account.
------------------------------
         On the date hereof, in accordance with Article 12 of the Merger  Agreement,  CNS is delivering to the Escrow Agent one or more certificates  (the  "Escrow  Certificates")  representing  the  Escrowed  Shares,  and the  Escrow  Agent  is  accepting  such certificates  in escrow for the benefit of ICSL and the CNS  Indemnified  Persons  pursuant to the  provisions  of this Escrow
         Agreement.  The  Escrowed  Shares,  together  with any  securities  of CNS  issued  in  respect  thereof  (including,  without limitation,  any shares  issued as a stock  dividend or pursuant to any stock  split,  reverse  stock  split,  combination  or reclassification thereof), shall hereinafter be referred to collectively as the "Escrow Fund".
         The Escrow  Agent shall  maintain  the Escrow  Certificates  at its office  located at its address set forth in  Section 9(a), provided that the books and records of the Escrow Agent shall at all times show that the assets  constituting  the Escrow Fund do not constitute assets of the Escrow Agent.
         The Escrow Agent shall  maintain the Escrow Fund in four separate  categories.  The first  category  shall consist of Escrowed
         Shares  with an initial  value  (based on the CNS Per Share  Value)  equal to $2.0  million  which  Escrowed  Shares  shall be available only for  satisfaction  of Claims (other than Claims with respect to ICSL  Contingencies,  as  hereinafter  defined)
         made  pursuant  to Article  12 of the Merger  Agreement  or  pursuant  to  Section 4 of the  Second  Amendment  (the  "General
         Escrow").  The second  category  shall  consist of Escrowed  Shares with an initial  value  (based on the CNS Per Share Value)
         equal to $2.0  million  which  Escrowed  Shares  shall be  available  only for  satisfaction  of Claims  with  respect to ICSL
         Contingencies  (as  hereinafter  defined) or pursuant to Section 4 of the Second  Amendment (the  "Contingency  Escrow").  The
         third  category  shall  consist of Escrowed  Shares with an initial  value  (based on the CNS Per Share  Value)  equal to $5.0 million  which  shares shall be available  only for  satisfaction  of a Merger  Consideration  Adjustment  pursuant to Section
         12.7.1 of the Merger  Agreement  (the  "Litigation  Escrow").  The fourth  category  shall consist of Escrowed  Shares with an initial  value  (based on the CNS Per Share Value)  equal to  $2,026,173  which  Escrowed  Shares shall be available  only for satisfaction  of a Merger  Consideration  Adjustment  pursuant  to Section 4 of the Second  Amendment  (the  "Working  Capital
         Escrow").
Rights to the Escrow  Fund.  The Escrow  Fund shall be for the  exclusive  benefit of ICSL and the CNS  Indemnified  Persons  and their
--------------------------
respective  successors  and  assigns,  as provided  herein and in the Merger  Agreement,  and no other  person or entity shall have any right, title or interest therein.
Distribution  of the Escrow  Fund.  The  Escrow  Agent  shall  continue  to hold the Escrow  Fund in its  possession  until  authorized
---------------------------------
hereunder to distribute the Escrow Fund.  The Escrow Agent shall distribute the Escrow Fund as follows:
         If any matter set forth on Schedule A  attached hereto (an "ICSL Contingency" and,  collectively,  "ICSL  Contingencies")  has
                                    ----------
         been  released,  discharged,  settled or  otherwise  terminated  as a matter of law or contract and the amount of the right of indemnity  against ICSL under  Article 12 of the Merger  Agreement  with respect to such ICSL  Contingency  (the  "Contingency
         Liability") is less than the amount set forth opposite such ICSL Contingency on Schedule A (the  "Contingency  Amount"),  ICSL
                                                                                         ----------
         shall deliver to CNS and the Escrow Agent notice of such release,  discharge,  settlement or termination (a "Release Notice"), which Release  Notice shall set forth the nature and details of such release,  discharge,  settlement or  termination.  Within
         30 days of  receipt  of a Release  Notice,  the  Escrow  Agent  shall  segregate  from the  Escrowed  Shares  then held in the
         Contingency  Escrow the number of Escrowed Shares with a Market Value equal to the difference  between the Contingency  Amount and the  Contingency  Liability and  thereafter,  such  segregated  Escrowed Shares shall be available only to satisfy a Claim pursuant to Section 4 of the Second Amendment.
         Immediately  after the first  anniversary of the Closing Date (the "General  Escrow  Termination  Date"),  the Escrowed Shares
         held in the General  Escrow  shall no longer be  available to satisfy  Claims  except for Claims  pursuant to Section 4 of the
         Second  Amendment;  provided,  however,  that if on the General Escrow  Termination  Date (i) a Claim shall have been asserted
                             --------   -------
         (other than a Claim with respect to an ICSL  Contingency)  and a Notice of Claim shall have been delivered to the Escrow Agent by a Claiming  Person and (ii) such  Claim shall not  theretofore  have been  discharged or settled  pursuant to  Section 4(d)
         hereof (a "Pending  Claim"),  a number of Escrowed  Shares the Market Value of which is reasonably  sufficient to satisfy such
         Pending Claim shall be segregated and shall remain  available for  satisfaction of such Pending Claim until such Pending Claim has been discharged or settled.  Only such Escrowed Shares as have been so segregated  shall be available for  satisfaction of a Pending  Claim.  Upon  satisfaction  of all Claims  pursuant to Section 4 of the Second  Amendment,  the Escrow  Agent shall promptly  deliver to ICSL all Escrowed Shares then remaining in the General Escrow other than Escrowed  Shares  segregated for satisfaction  of a Pending Claim.  Any Escrowed  Shares  remaining in the General  Escrow  following the  satisfaction  of all
         Claims  (including  any Claims  pursuant to Section 4 of the Second  Amendment) and the discharge or settlement of all Pending
         Claims shall be delivered promptly to ICSL.
         On the third anniversary of the Closing Date (the "Contingency  Escrow  Termination  Date"), the Escrow Agent shall distribute all Escrowed  Shares then held in the  Contingency  Escrow,  if any, to ICSL;  provided,  however,  that if on the Contingency
                                                                                        --------   -------
         Escrow  Termination  Date  the  aggregate  value of all  Escrowed  Shares  and Cash  Payments  previously  distributed  to CNS
         Indemnified  Parties with respect to ICSL  Contingencies  or the CSL Working  Capital  Escrow  Deficiency  does not equal $2.0 million and (x) a Claim with respect to any ICSL  Contingency  shall have been  asserted and a Notice of Claim shall have been delivered to the Escrow Agent by a Claiming  Person and (y) such Claim shall not  theretofore  have been discharged or settled pursuant  to  Section 4(d)  hereof,  a number of Escrowed  Shares the Market  Value of which is equal to the lesser of (A) the full amount of such Claim and (B) $2.0  million  less the Market Value of all  Escrowed  Shares and Cash  Payments  previously delivered to any CNS  Indemnified  Person in  satisfaction of ICSL  Contingencies  and CSL Working  Capital Escrow  Deficiency
         Claims shall be withheld from the distribution required by this Section 4(c) until such Claim has been discharged or settled.
         Anything  contained in  Sections 4(a)  through 4(c) hereof to the contrary  notwithstanding,  in the event any CNS Indemnified
         Person (the "Claiming  Person")  asserts a right of indemnity  against ICSL under Article 12 of the Merger  Agreement or under
         Section 4 of the Second  Amendment,  the Claiming  Person shall  execute and deliver to the Escrow Agent (with a required copy being sent to ICSL) a written  notice to such  effect (a "Notice of Claim";  the right of  indemnity  asserted  in a Notice of
         Claim being  hereinafter  referred to as a "Claim")  setting forth the nature and details of such Claim and the amount of such
         Claim (or if not ascertainable, a reasonable maximum amount thereof).
                           (i) If such Claim is with  respect to an ICSL  Contingency,  the Notice of Claim shall  instruct  the Escrow
Agent to deliver in full  satisfaction  of such Claim that number of Escrowed Shares the Market Value of which is equal to the least of
(A) the amount of the Claim,  (B) the  Contingency  Amount and (C) $2.0 million  less the Market Value of all Escrowed  Shares and Cash
Payments previously delivered to any CNS Indemnified Person in satisfaction of ICSL Contingencies.
                           (ii) If such  Claim is not with  respect to an ICSL  Contingency,  the Notice of Claim  shall  instruct  the
Escrow Agent to deliver in full  satisfaction  of such Claim that number of Escrowed  Shares the Market Value of which is the lesser of
(A) the amount of the Claim and (B) $2.0 million less the Market Value of all Escrowed  Shares and Cash Payments  previously  delivered to any CNS  Indemnified  Person in  satisfaction  of such Claim.  If within  30 days after receipt of any Notice of Claim by the Escrow
Agent pursuant to this  Section 4(d),  ICSL fails to notify the Escrow Agent that the Claim,  or the amount thereof,  is disputed,  the
Escrow Agent shall,  15 days after the expiration of such 30-day  period,  deliver to CNS that number of Escrowed  Shares  specified in the Notice of Claim (the date of any such delivery  being  referred to herein as a "Release  Date").  If ICSL does so notify the Escrow
Agent of such  dispute (a required  copy of such notice  being sent to the  Claiming  Person),  the Escrow Agent shall not deliver such amount to such Claiming  Person until  15 days  after such dispute has been settled as provided in Section 8  hereof and notice of such settlement  and of the amount,  if any, to be paid in respect of the  disputed  Claim has been  delivered  to the Escrow Agent and ICSL
(the date of receipt of any such notice being  referred to herein as a  "Settlement  Notice  Date";  and a Release Date or a Settlement
Notice Date being referred to herein as a "Determination Date").
                           (iii)If such Claim is pursuant to Section 4 of the Second Amendment, the Notice of Claim shall instruct the Escrow Agent to deliver in full satisfaction of such Claim that number of Escrowed Shares the value of which (based on the CNS Per Share Value) is equal to the lesser of (A) the amount of the Claim and (B) $4.0 million less the Market Value of all Escrowed Shares and Cash Payments previously delivered to any
CNS Indemnified Person from the General Escrow and the Contingency Escrow with respect to all other Claims.
         Any party  requesting a distribution of Escrowed Shares  hereunder shall include in the Release Notice or Notice of Claim with respect  thereto,  a statement of the relevant  Market Value.  The Escrow Agent shall be entitled to rely on such statement of
         Market Value unless it receives,  within 30 days of receipt thereof,  a written objection thereto from any other party,  which written  objection  shall set forth the Market Value of the Escrowed  Shares  believed to be correct by such objecting  party.
         If any party  objects to the  statement  of Market  Value set forth in any request for a  distribution  hereunder,  the Escrow
         Agent  shall not be  required  to make any  distribution  hereunder  until it  receives  any one of (i) a  statement  from the objecting  party that it no longer  objects to the stated Market Value or (ii) a statement from the  non-objecting  party that it agrees with the objecting  party's  determination  of Market Value or (iii) a joint statement of Market Value signed by the objecting and non-objecting parties.
         In the event ICSL shall satisfy any Claim by payment to any Claiming  Person of United States  Dollars in lieu of payment from the Escrow Fund (a "Cash  Payment"),  ICSL shall so notify CNS and the Escrow  Agent (the "Cash  Payment  Notice").  Within 30
         days  following  the date the Escrow Agent  receives such Cash Payment  Notice,  it shall deliver to ICSL a number of Escrowed
         Shares the Market Value of which (as of the date of such Cash Payment) is equal to the amount of such Cash Payment.
         If CNS or ICSL requests a distribution  of Escrowed  Shares in the Litigation  Escrow pursuant to Section 12.7.1 of the Merger
         Agreement,  the  requesting  party shall  deliver a  certificate  to the Escrow  Agent and to the other  party (a  "Management
         Agreement  Adjustment  Notice"),  which Management  Agreement  Adjustment Notice shall set forth the relevant information with respect to and basis for such request for  distribution  of Escrowed Shares (with such detail and backup  documentation  as is reasonably  necessary to assess the accuracy  thereof),  the number of Escrowed Shares, if any, to be delivered to CNS and the number of Escrowed  Shares,  if any, to be delivered to ICSL.  If within  30 days after  receipt of any  Management  Agreement
         Adjustment  Notice by the Escrow Agent  pursuant to this  Section 4(g),  the other party fails to notify the Escrow Agent that the  Merger  Consideration  Adjustment,  or the  amount  thereof,  is  disputed,  the Escrow  Agent  shall,  15 days after the expiration  of such  30-day  period,  deliver to CNS and ICSL that  number of  Escrowed  Shares  specified  in the  Management
         Agreement  Adjustment  Notice.  If the other party does so notify the Escrow  Agent of such  dispute (a required  copy of such notice being sent to the other  party),  the Escrow Agent shall not deliver  Escrowed  Shares until 15 days after such dispute has been  settled as provided  in  Section 8  hereof and notice of such  settlement  and of the amount,  if any, to be paid in respect of the disputed Merger Consideration Adjustment has been delivered to the Escrow Agent, CNS and ICSL.
         Upon receipt of the Final  Balance  Sheets and the Working  Capital  Certificate,  and provided  that ICSL has not delivered a written  objection to the Final  Balance  Sheets in  accordance  with Section 2(c) of the Second  Amendment,  the Escrow Agent
         shall,  within 30 days of the earlier to occur of (a) the expiration of the 45-day  objection period specified in Section 2(c)
         of the Second  Amendment and (b) receipt by the Escrow Agent of written  notice from ICSL that it does not object to the Final
         Balance  Sheets,  deliver  to CNS from the  Working  Capital  Escrow a number of  Escrowed  Shares  equal to the lesser of (i)
         $2,026,173  and (ii) the amount of any Merger  Consideration  Adjustment  pursuant  to  Section  4(a) of the Second  Amendment divided by the CNS Per Share Value.  If ICSL shall have  objected in writing to the Final Balance  Sheets in  accordance  with
         ----------
         Section 2(c) of the Second  Amendment,  the Escrow Agent shall make such delivery of Escrowed Shares within 30 days of receipt of the New Final  Balance  Sheets and the New Working  Capital  Certificate  prepared in  accordance  with Section 2(c) of the
         Second  Amendment.  Thereafter,  the Escrow Agent shall promptly  deliver to ICSL all Escrowed  Shares that then remain in the
         Working Capital Escrow.
         Anything  contained  herein to the contrary  notwithstanding,  the Escrow Agent shall deliver any portion or all of the Escrow
         Fund pursuant to any written instruction signed by both CNS and ICSL in accordance therewith.
Voting.  Until such time as any Escrowed  Shares shall be released  pursuant to Section 4  hereof,  ICSL shall have the exclusive right
------
to vote such shares at any annual or special  meeting of the  stockholders of CNS and to execute and deliver any instruments of written consent in lieu of any such meeting of stockholders.
Termination.  This  Agreement  may be  terminated  at any time by and upon the receipt by the Escrow  Agent of 10 days'  prior  written
-----------
notice of  termination  executed by CNS and ICSL  directing  the  distribution  of all property then held by the Escrow Agent under and pursuant to this Agreement.  This Agreement shall  automatically  terminate if and when all Escrowed Shares shall have been distributed by the Escrow Agent in accordance with the terms of this Agreement.
Escrow Agent.
------------
         Obligations.
         -----------
The obligations of the Escrow Agent are those  specifically  provided in this  Agreement,  and the Escrow Agent shall have no liability under,  or duty to inquire into the terms and provisions  of, any agreement  among the other parties  hereto.  The duties of the Escrow
Agent  are  purely  ministerial  in  nature,  and it shall not incur  any  liability  whatsoever,  except  for  willful  misconduct  or recklessness.  The Escrow Agent may consult with counsel of its choice and shall not be liable to any Person for  following  the advice of such counsel.

The Escrow Agent shall not have any  responsibility  for the genuineness or validity of any document or other item deposited with it or of any  signature  thereon and shall not have any  liability for acting in accordance  with any written  instructions  or  certificates given to it hereunder and believed by it to be signed by the proper parties.

         Resignation  and Removal.  The Escrow Agent may resign and be  discharged  from its duties  hereunder at any time by giving at
         ------------------------
         least 30 days' prior written notice of such resignation to CNS and ICSL,  specifying a date upon which such resignation  shall take effect;  provided,  however,  that the Escrow Agent shall continue to serve until its successor  accepts the Escrow Fund.
                       --------   -------
         Upon receipt of such notice,  a successor  escrow agent shall be  appointed by CNS and ICSL,  such  successor  escrow agent to become the Escrow Agent  hereunder on the  resignation  date specified in such notice.  If a written  instrument of acceptance by a successor  escrow agent shall not have been  delivered to the resigning  Escrow Agent within  40 days after the giving of such notice of  resignation,  the  resigning  Escrow Agent may at the expense of CNS and ICSL  petition any court of competent jurisdiction  for the appointment of a successor  escrow agent.  CNS and ICSL,  acting  jointly,  may at any time substitute a new escrow  agent by giving  10 days'  prior  written  notice  thereof to the Escrow Agent then acting and paying all fees and expenses of such Escrow Agent.
         Indemnification.  CNS and ICSL shall,  jointly and  severally,  hold the Escrow Agent  harmless and indemnify the Escrow Agent
         ---------------
         against  any  loss,  liability,  expense  (including  attorneys'  fees and  expenses),  claim or demand  arising  out of or in connection with the  performance of its  obligations in accordance  with the provisions of this  Agreement,  except for any of the foregoing  arising out of the recklessness or willful  misconduct of the Escrow Agent.  The foregoing  indemnities in this paragraph shall survive the resignation or substitution of any Escrow Agent or the termination of this Agreement.
         Fees of Escrow Agent.  The  Surviving  Corporation  shall pay the Escrow Agent all  reasonable  out-of-pocket  expenses of the
         --------------------
         Escrow  Agent,  including  reasonable  attorneys'  fees and  expenses,  if any,  which it may  incur  in  connection  with the performance of its duties under this Agreement.
Disputes.  If any dispute  should arise with respect to the payment or ownership or right of possession of the Escrow Fund,  the Escrow
--------
Agent is authorized and directed to retain in its  possession,  without  liability to anyone,  all or any part of the Escrow Fund until such dispute  shall have been settled  either by mutual  agreement of the parties  concerned  (including  CNS and ICSL) or by the final order,  decree or judgment of a court of competent  jurisdiction  in the United States of America (the time for appeal  having  expired with no appeal  having been  taken) in a  proceeding  to which CNS and ICSL are  parties,  but the Escrow  Agent shall be under no duty whatsoever to institute or defend any such proceedings.
Miscellaneous.
-------------
         All notices,  claims,  certificates,  requests,  demands and other  communications  hereunder shall be in writing and shall be deemed  to have  been  duly  given  if  personally  delivered  or if sent by  nationally-recognized  overnight  courier  or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                           Escrow Agent:

                           Hinckley, Allen & Snyder LLP
                           1500 Fleet Center
                           Providence, RI 02903
                           Attention:       Margaret D. Farrell, Esq.
                                            James P. Redding, Esq.

                           ICSL:

                           Innovative Clinical Solutions, Ltd.
                           10 Dorrance Street
                           Suite 400
                           Providence, RI 02903
                           Attention:       Michael T. Heffernan

                           CNS:

                           Comprehensive Neuroscience, Inc.
                           21 Bloomingdale Road
                           White Plains, New York 10605
                           Attention:       John Docherty, M.D.
                                            Chief Executive Officer

or to such other  address  as the party to whom  notice is to be given may have  furnished  to the other  parties  hereto in writing in accordance  herewith.  Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery,  on the date of such delivery,  (b) in the case of  nationally-recognized  overnight courier,  on the next business day after the date when sent  and  (c) in  the case of  mailing,  on the  third  business  day  following  that on which  the  piece  of mail  containing  such communication is posted.
         Counterparts.  This  Agreement  may be executed  in any number of  counterparts,  and each such  counterpart  hereof  shall be
         ------------
         deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
         Governing  Law. This  Agreement  shall be governed by and  construed in accordance  with the laws of the State of Rhode Island
         --------------
         applicable to agreements made and to be wholly performed within such State.
         Parties in  Interest.  This  Agreement  shall be binding  upon,  inure to the benefit of, and be  enforceable  by, the parties
         --------------------
         hereto  and their  respective  successors  and  assigns.  Anything  contained  herein to the  contrary  notwithstanding,  this
         Agreement shall not be assigned by any party hereto without the consent of the other parties hereto.
         Amendments.  This Agreement may be amended only by a written instrument duly executed by the parties hereto.
         ----------
         Headings.  The section and  paragraph  headings  contained in this  Agreement  are for  reference  purposes only and shall not
         --------
         affect in any way the meaning or interpretation of this Agreement.
         Acknowledgment  of Parties.  The parties  hereto  hereby  acknowledge  and agree that the Escrow Agent acts as counsel to, and
         --------------------------
         otherwise  represents,  ICSL and CSL in connection with the Merger  Agreement and in numerous other matters,  whether relating to general  business  issues or to  litigation,  arising from time to time. The parties hereby agree that the Escrow Agent may continue to act in such capacity or in any other capacity for ICSL  notwithstanding  its duties as Escrow Agent  hereunder and may represent ICSL in any proceeding  arising under the Merger Agreement  (other than any provisions  thereof relating to this
         Escrow  Agreement),  any of the documents,  instruments or other agreements  contemplated  thereby and any of the transactions contemplated by the Merger Agreement,  notwithstanding that Hinckley,  Allen & Snyder LLP may be a party to such proceeding in its capacity as Escrow Agent.
                                                [Remainder of Page Intentionally Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.

                                                                     INNOVATIVE CLINICAL SOLUTIONS, LTD.

                                                                       By:  /s/Michael T. Heffernan
                                                                           ----------------------------------------
                                                                       Name: Michael T. Heffernan
                                                                       Title:   President and Chief Executive Officer

                                                                     COMPREHENSIVE NEUROSCIENCE, INC.

                                                                       By:     /s/ John P. Docherty, M.D.
                                                                          -----------------------------------------
                                                                       Name:   John P. Docherty, M.D.
                                                                             --------------------------------------
                                                                       Title:  Chief Executive Officer

                                                                      HINCKLEY, ALLEN & SNYDER LLP

                                                                       By:   /s/ Margaret D. Farrell
                                                                          -----------------------------------------
                                                                       Name:  Margaret D. Farrell
                                                                             --------------------------------------